(NATIONAL ASSET MANAGEMENT CORE EQUITY FUND LOGO)

                                 NATIONAL ASSET
                                   MANAGEMENT
                                      CORE
                                  EQUITY FUND

                               SEMI-ANNUAL REPORT

                            FOR THE SIX MONTHS ENDED
                                OCTOBER 31, 2002

December 18, 2002

Dear Fellow Shareholder:

We are pleased to provide you with this shareholder update on the National Asset Management Core Equity Fund. The Fund's value decreased over the six month period ended October 31st by 19.96%, and trailed it's benchmark the S&P 500 Index that also dropped sharply over the same period losing 17.03% of it's value. This weak period caused the fund's twelve month return to post a decline of 17.00% and to trail the benchmark that declined by 15.11% over the same period. Since the Fund's inception on June 2, 1999 it has declined by an annualized rate of 8.54% while the S&P 500 Index return was -9.48% annualized.

The past three years have been very hostile to all types of common stocks. All the major market indices such as the Dow Jones Industrials, the S&P 500, and the NASDAQ have posted declines since mid-March of 2000 that exceed 40%. The market environment continues to be extremely volatile.

While the U.S. economy is definitely growing again, the stock market has failed to sustain any advance. In each of the last four calendar quarters the gross domestic product, adjusted for inflation, has shown positive growth. During that same period the S&P 500 has posted a significant quarterly positive gain only once. Investors generally site two reasons for their reluctance to move more aggressively into the stock market. First corporate earnings growth still seems anemic, and second, geo political concerns, especially war jitters associated with Iraq, add to the anxiety.

While we are waiting for the market to regain it's footing, our Multiple Attribute philosophy continues to provide good diversification across three different types of stocks. The portfolio includes investments in stocks demonstrating earnings growth more rapid than that of the broad market's, stocks that currently sell at a relatively low ratio of price to earning per share, and stocks that pay an above average dividend yield. We currently have a slight emphasis in low P/E stocks, which are benefiting from the improving economy. The Fund is still broadly diversified across the major economic sectors of the large capitalization equity market. Bottom-up security selection continues to dominate portfolio activity due to the lack of any overwhelming evidence emerging from the macro economic environment that would favor a more thematic approach.

The largest sector weighting continues to be in financial stocks that comprise 23% of the portfolio. These stocks currently offer good value and are benefiting from the low interest rate environment. Technology stocks constitute the next largest weight composing 17% of the portfolio, a very similar weighting to that of the S&P 500 Index. Our technology holdings are generally considered the market leaders in their respective industry segments and we feel should be among the first to recover when conditions begin to improve in the tech sector.

This bear market that began in March of 2000 and continued through a third calendar year has produced a decline now exceeded only by the record decline of 1929 through 1932. Investors are now asking if this bear market might continue into a fourth year. Obviously no one knows. But unlike the economic conditions that existed during the early part of the decade of the 1930's when the economy was in the Great Depression, today's economy is growing and corporate profits are increasing. From a fundamental perspective conditions are such that the economy can continue to strengthen. The Federal Reserve is pursuing a very accommodative monetary policy, the Federal Government is increasing spending at a faster rate and more tax cuts seem to be on the horizon. A stronger economy normally translates into positive stock market returns. The U.S. presidential election cycle may also improve the odds of a better market in 2003. History suggests that the odds substantially favor a positive rate of return from the equity market in the third and fourth years of a U.S. president's administration.

Our goal for the Fund remains to earn a high total investment return. We continue to pursue this goal by staying fully invested in the stock market and by using two classic investment approaches, value and growth investing, in the portfolio. This philosophy is implemented by diversifying the portfolio with investments in three different types of stocks: growth, yield, and low P/E. Each performs differently during different economic conditions. The Fund invests in stocks with these attributes because they each have performed quite well over the long term.

We thank you for your support and the trust you have expressed in us by investing in the Fund. We look forward to a time of more positive market conditions and to reporting positive investment returns.

Sincerely,

INVESCO-National Asset Management Equity Team

Opinions expressed are those of the INVESCO-National Asset Management Equity Team and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Sector allocations are as of 10/31/02 and are subject to change at any time.

The S&P 500, Dow Jones Industrial, and NASDAQ Indices are unmanaged indices commonly used to measure performance of U.S. stocks. One cannot invest directly in an index.

Mutual fund investing involves risk.  Principal loss is possible.

The information contained in this report is authorized for us when preceded or accompanied by a prospectus.

The Fund is distributed by Quasar Distributors, LLC.

SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2002 (UNAUDITED)

  Shares     COMMONSTOCKS:  98.52%                                Market Value
  ------     ---------------------                                ------------
             BASIC INDUSTRY:  5.80%
   6,760     Air Products and Chemicals, Inc.                      $   298,792
   6,690     Phelps Dodge Corp.*<F1>                                   207,524
   6,290     Praxair, Inc.                                             342,805
   4,310     Weyerhaeuser Co.                                          195,243
                                                                   -----------
                                                                     1,044,364
                                                                   -----------

             CAPITAL GOODS:  14.42%
  11,510     Deere & Co.                                               533,949
  25,402     General Electric Co.                                      641,401
  10,660     Honeywell International, Inc.                             255,200
   9,830     Ingersoll-Rand Co. - Class A#<F2>                         383,370
  19,730     Masco Corp.                                               405,649
   2,420     SPX Corp.*<F1>                                            101,664
   9,340     The Boeing Co.                                            277,865
                                                                   -----------
                                                                     2,599,098
                                                                   -----------

             COMMUNICATIONS: 1.00%
   7,000     SBC Communications, Inc.                                  179,620
                                                                   -----------

             CONSUMER CYCLICAL: 11.54%
  11,650     AOL Time Warner, Inc.*<F1>                                171,837
   6,360     Dow Jones & Co., Inc.                                     223,363
   2,380     Johnson Controls, Inc.                                    185,640
   3,550     Harley-Davidson, Inc.                                     185,665
  10,260     Target Corp.                                              309,031
  12,186     The Home Depot, Inc.                                      351,932
  12,182     Wal-Mart Stores, Inc.                                     652,346
                                                                   -----------
                                                                     2,079,814
                                                                   -----------

             CONSUMER STAPLES:  5.34%
   9,850     PepsiCo., Inc.                                            434,385
   9,050     Walgreen Co.                                              305,437
   4,230     Wm. Wrigley Jr. Co.                                       223,217
                                                                   -----------
                                                                       963,039
                                                                   -----------

             ENERGY: 6.56%
   6,133     ChevronTexaco Corp.                                       414,775
  15,662     Exxon Mobil Corp.                                         527,183
   6,010     Schlumberger Limited                                      241,061
                                                                   -----------
                                                                     1,183,019
                                                                   -----------

             FINANCE:  23.05%
   7,387     American International Group, Inc.                        462,057
  13,146     Citigroup, Inc.                                           485,745
   7,830     Fannie Mae                                                523,514
   9,670     Freddie Mac                                               595,479
   5,060     MGIC Investment Corp.                                     212,318
   6,870     Morgan Stanley                                            267,380
  13,838     Radian Group, Inc.                                        488,066
   5,190     State Street Corp.                                        214,710
  10,100     The Bank of New York Co., Inc.                            262,600
   5,110     The Goldman Sachs Group, Inc.                             365,876
   9,290     The PMI Group, Inc.                                       276,842
                                                                   -----------
                                                                     4,154,587
                                                                   -----------

             HEALTHCARE:  13.84%
  10,380     Johnson & Johnson                                         609,825
  12,750     Medtronic, Inc.                                           571,200
   5,403     Merck & Co, Inc.                                          293,059
  15,470     Pfizer, Inc.                                              491,482
   8,260     Tenet Healthcare Corp.*<F1>                               237,475
   8,670     Wyeth                                                     290,445
                                                                   -----------
                                                                     2,493,486
                                                                   -----------

             TECHNOLOGY:  16.59%
  12,240     Altera Corp.*<F1>                                         143,453
   7,050     Applied Micro Circuits Corp.*<F1>                          27,495
  32,052     Cisco Systems, Inc.*<F1>                                  358,341
  12,930     Dell Computer Corp.*<F1>                                  369,927
   8,860     EMC Corp.*<F1>                                             45,275
  20,508     Intel Corp.                                               354,788
  16,300     Jabil Circuit, Inc.*<F1>                                  251,509
   3,940     Maxim Integrated Products, Inc                            125,450
  12,515     Microsoft Corp.*<F1>                                      669,177
  20,870     Oracle Corp.*<F1>                                         212,665
   9,010     QUALCOMM, Inc.*<F1>                                       311,025
  21,420     Sanmina - SCI Corp.*<F1>                                   65,974
   7,310     Siebel Systems, Inc.*<F1>                                  54,971
                                                                   -----------
                                                                     2,990,050
                                                                   -----------

             UTILITY: 0.38%
   2,180     Cinergy Corp.                                              67,820
                                                                   -----------

             Total Common Stocks
               (Cost $23,942,387)                                   17,754,897
                                                                   -----------

  Shares     SHORT-TERM INVESTMENTS:  1.57%                       Market Value
  ------     ------------------------------                       ------------
 283,663     Federated Cash Trust
               (Cost $283,663)                                         283,663
                                                                   -----------
             Total Investment in Securities
               (Cost $24,226,050):  100.09%                         18,038,560
             Liabilities in Excess of Other
               Assets:  (0.09%)                                        (16,540)
                                                                   -----------
             Net Assets:  100.00%                                  $18,022,020
                                                                   -----------
                                                                   -----------

*<F1>  Non-income producing security.
#<F2>  U.S. Security of foreign issuer.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT OCTOBER 31, 2002 (UNAUDITED)

ASSETS
   Investments in securities, at value
     (identified cost $24,226,050)                                 $18,038,560
   Cash                                                                  2,000
   Receivables
       Securities sold                                                  16,732
       Dividends                                                        20,408
   Prepaid expenses                                                      3,661
                                                                   -----------
           Total assets                                             18,081,361
                                                                   -----------

LIABILITIES
   Payables
       Securities purchased                                             16,919
       Due to Advisor                                                    2,457
       Administration fees                                               2,980
   Accrued expenses                                                     36,985
                                                                   -----------
           Total liabilities                                            59,341
                                                                   -----------

NET ASSETS                                                         $18,022,020
                                                                   -----------
                                                                   -----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$18,022,020 / 2,483,261 shares outstanding;
  unlimited number of shares (par value $0.01) authorized]               $7.26
                                                                         -----
                                                                         -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $27,345,345
   Undistributed net investment income                                  72,149
   Accumulated net realized loss on investments                     (3,207,984)
   Net unrealized depreciation on investments                       (6,187,490)
                                                                   -----------
       Net assets                                                  $18,022,020
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME
   Income
       Dividend income                                             $   135,251
                                                                   -----------
   Expenses
       Advisory fees (Note 3)                                           51,513
       Administration fee (Note 3)                                      20,605
       Fund accounting fees                                             10,585
       Professional fees                                                11,092
       Custodian fees                                                    8,067
       Transfer agent fees                                               7,562
       Registration fees                                                 5,805
       Reports to shareholders                                           3,025
       Trustees' fees                                                    2,469
       Miscellaneous                                                     2,269
       Insurance fees                                                    1,178
                                                                   -----------
           Total expenses                                              124,170
           Less, advisory fee waiver (Note 3)                          (26,295)
                                                                   -----------
           Net expenses                                                 97,875
                                                                   -----------
               Net investment income                                    37,376
                                                                   -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from security transactions                     (2,139,792)
   Net change in unrealized depreciation on investments             (2,629,417)
                                                                   -----------
       Net realized and unrealized loss on investments              (4,769,209)
                                                                   -----------
           NET DECREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                             $(4,731,833)
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                   Six Months
                                                     Ended
                                                October 31, 2002    Year Ended
                                                  (Unaudited)     April 30, 2002
                                                ----------------  --------------
DECREASE IN NET ASSETS FROM:

OPERATIONS
   Net investment income                          $    37,376      $    35,362
   Net realized loss on
     security transactions                         (2,139,792)      (1,068,192)
   Net change in unrealized
     depreciation on investments                   (2,629,417)      (2,209,330)
                                                  -----------      -----------
       NET DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                 (4,731,833)      (3,242,160)
                                                  -----------      -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS
   Net investment income                                   --          (13,956)
   Net realized gain on security transactions              --         (109,543)
                                                  -----------      -----------
       TOTAL DIVIDENDS AND DISTRIBUTIONS
         TO SHAREHOLDERS                                   --         (123,499)
                                                  -----------      -----------

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
   Net (decrease)/increase in net assets
     derived from net change
     in outstanding shares (a)<F3>                 (1,039,971)       2,708,667
                                                  -----------      -----------
       TOTAL DECREASE IN NET ASSETS                (5,771,804)        (656,992)
                                                  -----------      -----------

NET ASSETS
Beginning of period                                23,793,824       24,450,816
                                                  -----------      -----------
END OF PERIOD                                     $18,022,020      $23,793,824
                                                  -----------      -----------
                                                  -----------      -----------
Undistributed net investment income               $    72,149      $    34,773
                                                  -----------      -----------
                                                  -----------      -----------

(a)<F3>  A summary of shares transactions is as follows:

                                Six Months Ended
                                October 31, 2002              Year Ended
                                  (Unaudited)               April 30, 2002
                             --------------------        --------------------
                              Shares       Value          Shares       Value
                             --------    --------        --------    --------
Shares sold                    88,638   $   729,784       524,090   $5,211,817
Shares issued in
  reinvestment of
  distributions                     0             0        10,791      103,813
Shares redeemed              (228,535)   (1,769,755)     (265,748)  (2,606,963)
                             --------   -----------      --------   ----------
Net (decrease)/increase      (139,897)  $(1,039,971)      269,133   $2,708,667
                             --------   -----------      --------   ----------
                             --------   -----------      --------   ----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    Six Months Ended          Year                Year         June 2, 1999*<F4>
                                                      October 31,            Ended               Ended              through
                                                          2002             April 30,           April 30,           April 30,
                                                      (Unaudited)             2002                2001                2000
                                                       ----------          ---------           ---------           ---------
Net asset value,
  beginning of period                                    $ 9.07              $10.39              $11.42              $10.00
                                                         ------              ------              ------              ------

Income from
  investment operations:
     Net investment income                                 0.02                0.01                0.01                0.01
     Net realized and
       unrealized (loss)/gain
       on investments                                     (1.83)              (1.28)              (0.92)               1.42
                                                         ------              ------              ------              ------
Total from
  investment operations                                   (1.81)              (1.27)              (0.91)               1.43
                                                         ------              ------              ------              ------

Less distributions:
     From net
       investment income                                     --               (0.01)              (0.01)              (0.01)
     From net
       realized gains                                        --               (0.04)              (0.11)                 --
                                                         ------              ------              ------              ------
                                                             --               (0.05)              (0.12)              (0.01)
                                                         ------              ------              ------              ------

Net asset value,
  end of period                                          $ 7.26              $ 9.07              $10.39              $11.42
                                                         ------              ------              ------              ------
                                                         ------              ------              ------              ------

Total return                                             (19.96%)++<F6>      (12.28%)             (8.13%)             14.26%++<F6>

Ratios/supplemental data:
Net assets,
  end of period (000)                                   $18,022             $23,794             $24,451             $10,606

Ratio of expenses to
  average net assets:
     Before expense
       reimbursement                                       1.21%+<F5>          1.13%               1.27%               5.47%+<F5>
     After expense
       reimbursement                                       0.95%+<F5>          0.95%               0.95%               0.95%+<F5>

Ratio of net investment income
  to average net assets:
     After expense
       reimbursement                                       0.36%+<F5>          0.14%               0.12%               0.14%+<F5>

Portfolio turnover rate                                   11.33%              29.99%              21.88%              20.80%

 *<F4>   Commencement of operations.
 +<F5>   Annualized.
++<F6>   Not Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS AT OCTOBER 31, 2002 (UNAUDITED)

NOTE 1 - ORGANIZATION

   The National Asset Management Core Equity Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on June 2, 1999. The investment objective of the Fund is to earn a high total return consisting of capital appreciation and current income by investing in common stocks of large and middle capitalization U.S. companies.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

   B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend
      date.   The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified with the capital accounts based on their Federal tax treatment.

   D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER
         TRANSACTIONS WITH AFFILIATES

   For the six months ended October 31, 2002, INVESCO - National Asset Management Corporation (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.50% based upon the average daily net assets of the Fund. For the six months ended October 31, 2002, the Fund incurred $51,513 in Advisory Fees.

   The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 0.95% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended October 31, 2002, the Advisor reduced its fees and absorbed Fund expenses in the amount of $26,295; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $228,339 at October 31, 2002. Cumulative expenses subject to recapture expire as follows:

                Year             Amount
                ----             ------
                2005            $110,407
                2006            $46,984
                2007            $44,653
                2008            $26,295

   U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                             Fee rate
----------------                             --------
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average daily net assets
$100 million to less than $150 million       0.10% of average daily net assets
More than $150 million                       0.05% of average daily net assets

   Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

   Certain officers of the Fund are also officers of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

   For the six months ended October 31, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $2,309,464 and $3,198,226 respectively.

NOTE 5 - INCOME TAXES

   Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

   As of October 31, 2002, the components of net assets on a tax basis were as follows:

   Cost of investments                                     $24,239,974

   Gross tax unrealized appreciation                           515,358
   Gross tax unrealized depreciation                        (6,716,772)
                                                           -----------
   Net tax unrealized depreciation                         $(6,201,414)
                                                           -----------
                                                           -----------

   Capital loss carryforward expiring in 2010                $(312,802)
                                                           -----------
                                                           -----------

                                    ADVISOR
                      INVESCO - National Asset Management
                       400 West Market Street, Suite 2500
                           Louisville, Kentucky 40202

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                      615 East Michigan Street, 2nd Floor
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                      615 East Michigan Street, 2nd Floor
                           Milwaukee, Wisconsin 53202
                                 1-800-576-8229

                            INDEPENDENT ACCOUNTANTS
                          PricewaterhouseCoopers, LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                      515 South Flower Street, 25th Floor
                         Los Angeles, California  90071

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-800-576-8229.

Past performance results shown in this report should not be considered a representation of future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.